AGREEMENT

1.
This Agreement is made and entered into by and between Invisa, Inc and M.A.G. Capital, LLC, Mercator Momentum Fund III, LP, and Monarch Pointe Fund, Ltd (the “Undersigned”) to as of February 28, 2007 for good and valuable consideration in hand received, including but not limited to advances of funds made under the Senior Secured Promissory Note by Invisa, Inc. and in favor of Centurian Investors, Inc. (“Centurian”) dated on the date hereof and the Security Agreement relating thereto (collectively, the “Promissory Note and Security Interest”). The Undersigned jointly and severally agree as follows: (i) the undersigned hereby consent that Invisa, Inc. may enter into the Promissory Note and Security Interest, borrow funds under the Promissory Note and Security Interest, grant the first security interest and collateral interests under Promissory Note and Security Interest, repay the Promissory Note and Security Interest when due and otherwise carrying out the intent and requirements of the Promissory Note and Security Interest; (ii) during the period that the Promissory Note and Security Interest are outstanding, Undersigned hereby temporarily waives those provisions of Paragraphs 11 and 12 of the Promissory Notes dated October 10, 2006 (the “Undersigned Notes”) between Invisa and the Undersigned that are inconsistent with either the Promissory Note and Security Interest; (iii) the Undersigned hereby subordinate all security and collateral interests previously granted by Invisa, Inc. to the Undersigned, including the security interest granted in paragraph 9 of Undersigned Note to any and all the security interest and collateral interests granted by Invisa, Inc. to Centurian in the Promissory Note and Security Interest and the Undersigned agree that any and all security interests and collateral interests granted to the undersigned are subordinate and inferior to the security and collateral interests granted to Centurian. herein; (iv) extends the maturity date of each of the Undersigned Notes due and payable to the Undersigned to the date that is six months from the date hereof; (v) this Agreement is expressly for the benefit of Centurian and cannot be amended or waived without the written consent of Centurian;(vi)all negotiations regarding this Agreement have been between Invisa and MAG Group and Centurian has not been a party hereto, (vii) the negotiations and documents regarding the Note and Security Agreement are separate and distinct from, and not contingent upon, any other potential transactions being considered by Invisa; (viii) Invisa shall promptly send the Undersigned copies of any written notice of Centurian to Invisa under the Promissory Note and Security Interest, including, without limitation, any notice of default or acceleration of the Promissory Note and Security Interest pursuant to Section 13 of the Senior Secured Promissory Note; (ix) should the Note of Security Agreement between Invisa and Centurian be the subject of a Default Notice or an Event of Default for any reason, the Undersigned shall have a right, but no obligation, at any time after an Acceleration and before the Final Payment Date, to pay the outstanding obligations of Invisa under the Senior Secured Promissory Note and Security Agreement by making payment on Invisa’s behalf to Centurian of all outstanding principal, accrued interest and costs under the Promissory Note and Security Interest; (x) any such payment by the Undersigned under this subparagraph (ix) shall be deemed to be an additional advance by the Undersigned to Invisa under the Undersigned secured loan to Invisa; and (xi) in the event the Undersigned satisfied the Senior Secured Promissory Note and Security Agreement pursuant to subparagraph (ix) above. Mr. Michal and Mr. Duffey each agree with the Undersigned that they will not declare a default in payment of Notes due them by Invisa for a period of six months from the date of such payment by the MAG Group under subparagraph (ix) above. This agreement is executed as of the date written above.

Invisa, Inc.

_/s/Edmund C. King_____Its: __CFO________

The Undersigned:

M.A.G. Capital, LLC
_/s/David Firestone____ Its: Managing Member       _/s/Harry Aharonian, Portfolio Manager

Mercator Momentum Fund III, LP

_/s/David Firestone____ Its: Managing Member       _/s/Harry Aharonian, Portfolio Manager

Monarch Pointe Fund, Ltd

_/s/David Firestone____ Its: President       _/s/Harry Aharonian, Director

/s/Samuel S. Duffey
Sam Duffey

/s/Stephen A. Michael
Steve Michael